BRIDGEWAY FUNDS, INC.

Aggressive Investors 1 Fund
Ultra-Small Company Fund
Ultra-Small Company Market Fund
Small-Cap Growth Fund
Small-Cap Value Fund
 Blue Chip Fund
Managed Volatility Fund
(the “Funds”)

Supplement dated January 12, 2021
to the Statement of Additional Information (“SAI”) dated October 31, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

On December 23, 2020, the investment adviser to the Funds substantially completed an internal restructuring that resulted in a change of the corporate status of the investment adviser from a Texas corporation to a Delaware limited liability company (the “Restructuring”).  The purpose of the Restructuring is to help fulfill the goals of the established ownership succession plans, designed to ensure the Adviser remains private and independent and to facilitate continuity and stewardship for clients.  As a result of the Restructuring, the investment adviser also changed its name from Bridgeway Capital Management, Inc. to Bridgeway Capital Management, LLC, and became a wholly-owned subsidiary of BCM Scorp Holdco, Inc., a Texas corporation (“BCM Scorp Holdco”).  The shareholders of BCM Scorp Holdco are generally the same as those shareholders of Bridgeway Capital Management, Inc.  There were no changes to the actual control or management of the investment adviser as a result of the Restructuring.  The Restructuring does not otherwise involve any changes to the Funds, including with respect to a Fund’s investment objective, principal investment strategies, principal risks, or fees and expenses.

Effective immediately, the SAI is amended as follows:

1.	All references to “Bridgeway Capital Management, Inc.” are deleted in their entirety and replaced with “Bridgeway Capital Management, LLC” except as described in Item 3 below.

2.
All references to John N.R. Montgomery as chairman, director, majority shareholder, or control person of Bridgeway Capital Management, Inc. are revised to that of John N.R. Montgomery as chairman, director, majority shareholder, and control person of BCM Scorp Holdco, Inc., which is the immediate parent company of the Adviser.

3.	The first paragraph under “Investment Advisory and Other Services” on page 20 is deleted and replaced with the following:

Bridgeway Capital Management, LLC is a Delaware limited liability company and was initially organized as Bridgeway Capital Management, Inc. in July 1993 to act as investment adviser to all of the Bridgeway Funds.  Bridgeway Capital Management, LLC is a wholly-owned subsidiary of BCM Scorp Holdco, Inc., a Texas corporation, which is controlled by John N. R. Montgomery.  John is also a Director and Vice President of Bridgeway Funds and a Portfolio Manager on all of the Bridgeway Funds. From 1985 to 1992 John gained extensive experience managing his own investment portfolio utilizing the techniques he now uses in managing each Bridgeway Fund. Prior to 1985, John served as a research engineer/project manager at the Massachusetts Institute of Technology, and served as an executive with transportation agencies in North Carolina and Texas. He has graduate degrees from both the Massachusetts Institute of Technology and Harvard Business School.

4.	The second footnote in the first table in “Investments in the Funds” under “Appendix B-Portfolio Managers” on page 45 is deleted and replaced with the following:

2 Mr. Montgomery controls the Adviser due to the level of his stock ownership (approximately 51%) in the Adviser’s immediate parent company, BCM Scorp Holdco, Inc., and also has or shares investment control over the Adviser’s investments. As a result, under Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, he is deemed to beneficially own the investments held by the Adviser in shares of the Funds. This column reflects the Adviser’s total investments in shares of the Funds managed by Mr. Montgomery.

5.	The second footnote in the second table in “Investments in the Funds” under “Appendix B-Portfolio Managers” on page 45 is deleted and replaced with the following:

2 Mr. Cancelmo, Ms. Khoziaeva, Mr. Whipple and Ms. Wang participate in ownership of the Adviser’s immediate parent company, BCM Scorp Holdco, Inc., due to their participation in an Employee Stock Ownership Program (“ESOP”). As a result, each of them indirectly owns a portion of the investments held by the Adviser in shares of the Bridgeway Funds. As of December 31, 2019, the Adviser owned shares of the then existing nine Bridgeway Funds. These indirect amounts are not reflected in the table above.

6.	“Description of Compensation Structure” under “Appendix B-Portfolio Managers” on page 45 is deleted and replaced with the following:

The objective of the Adviser’s compensation program is to provide pay and long-term compensation for its staff members (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to the Adviser’s size. The Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The Portfolio Managers, including John Montgomery, Elena Khoziaeva, Michael Whipple, Richard P. Cancelmo, Jr. and Christine L. Wang, participate in a compensation program that includes a base salary that is fixed annually, bonus and long-term compensation. Each Portfolio Manager’s base salary is a function of review of market salary data for their respective role and an assessment of individual execution of responsibilities related to goals, integrity, team work, and leadership. Profit sharing bonuses are driven by company performance and an assessment of individual execution of responsibilities. The Adviser’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed accounts have performance based fees relative to stock market benchmarks, and c) operating costs of the Adviser.

Fund performance impacts overall compensation in two broad ways. First, generally assets under management increase with positive long-term performance. An increase in assets increases total management fees and likely increases the Adviser’s profitability (although certain Funds do not demonstrate economies of scale and other Funds have management fees which reflect economies of scale to shareholders). Second, certain Funds have performance-based management fees that are a function of trailing five-year before-tax performance of each Fund relative to its specific market benchmark. Should any Fund’s performance exceed the benchmark, the Adviser may make more total management fees and increase its profitability. On the other hand, should any Fund’s performance lag the benchmark, the Adviser may experience a decrease in profitability.

Finally, all Portfolio Managers participate in long-term compensation programs including a 401(k) Plan and equity programs linked to the Adviser’s value which is a function of the profitability and growth of the Adviser.  Although Mr. Montgomery does not participate in the ESOP, the value of his ownership stake is impacted by the profitability and growth of the Adviser.

Historically, the Adviser has voluntarily disclosed the annual compensation of John Montgomery, Chief Investment Officer and Portfolio Manager for all of the Bridgeway Funds. Annual compensation for each of the three most recent calendar years ended December 31, includes a salary and bonus, plus a 401(k) contribution. John Montgomery’s cash compensation component was $986,500, $1,112,116 and $1,082,558 for 2017, 2018 and 2019, respectively. The 401(k) contribution for John Montgomery was $13,250 in 2017, $13,750 in 2018 and $14,000 in 2019. These figures are based on the Adviser’s audited financial records and individual W-2 forms.

As an “S” Corporation, the federal income taxes of BCM Scorp Holdco, Inc. (“BCM Scorp Holdco”), which is the immediate parent company of the Adviser, are paid at the shareholder rather than corporate level.  The Adviser distributes an amount to BCM Scorp Holdco to enable its shareholders to cover these taxes at the maximum individual tax rate. These amounts are not included in Mr. Montgomery’s annual compensation disclosed herein.

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